Exhibit 10(v)

                                                                   10/31/01 MTIN
                                                                    Revised 7/03







                                      LEASE


                           RREEF AMERICA REIT CORP.J,

                                    Landlord,

                                       and
                            PATRICK INDUSTRIES, INC.,
                                     Tenant


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                                TABLE OF CONTENTS

                                                                            Page

1.  USE AND RESTRICTIONS ON USE................................................1

2.  TERM.......................................................................1

3.  RENT.......................................................................2

4.  RENT ADJUSTMENTS...........................................................2

5.  SECURITY DEPOSIT...........................................................5

6.  ALTERATIONS................................................................5

7.  REPAIR.....................................................................6

8.  LIENS......................................................................7

9.  ASSIGNMENT AND SUBLETTING..................................................7

10. INDEMNIFICATION............................................................8

11. INSURANCE..................................................................9

12. WAIVER OF SUBROGATION.....................................................10

13. SERVICES AND UTILITIES....................................................10

14. HOLDING OVER..............................................................10

15. SUBORDINATION.............................................................10

16. RULES AND REGULATIONS.....................................................10

17. REENTRY BY LANDLORD.......................................................10

18. DEFAULT...................................................................11

19. REMEDIES..................................................................12

20. TENANT'S BANKRUPTCY OR INSOLVENCY.........................................14

21. QUIET ENJOYMENT...........................................................15

22. CASUALTY..................................................................15

23. EMINENT DOMAIN............................................................16

24. SALE BY LANDLORD..........................................................16

25. ESTOPPEL CERTIFICATES.....................................................16

26. SURRENDER OF PREMISES.....................................................17

27. NOTICES...................................................................17

28. TAXES PAYABLE BY TENANT...................................................17

29. RELOCATION OF TENANT......................................................18

30. DEFINED TERMS AND HEADINGS................................................18

31. TENANT'S AUTHORITY........................................................18

32. FINANCIAL STATEMENTS AND CREDIT REPORTS...................................18

33. COMMISSIONS...............................................................18

34. TIME AND APPLICABLE LAW...................................................19

35. SUCCESSORS AND ASSIGNS....................................................19

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                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

36. ENTIRE AGREEMENT..........................................................19

37. EXAMINATION NOT OPTION....................................................19

38. RECORDATION...............................................................19

39. LIMITATION OF LANDLORD'S LIABILITY........................................19

EXHIBIT A - FLOOR PLAN DEPICTING THE PREMISES

EXHIBIT A-1 - SITE PLAN

EXHIBIT B - INITIAL ALTERATIONS

EXHIBIT C - INTENTIONALLY OMITTED

EXHIBIT D - RULES AND REGULATIONS

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                        MULTI-TENANT INDUSTRIAL NET LEASE
                                 REFERENCE PAGES

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
BUILDING:                                                 Freeport Center

LANDLORD:                                                 RREEF AMERICA REIT CORP.J,
                                                          a Maryland corporation

LANDLORD'S ADDRESS:                                       c/o RREEF Management Company
                                                          2201 East Camelback Road, Suite 230B
                                                          Phoenix, Arizona 85016
                                                          Attention: District Manager

WIRE INSTRUCTIONS AND/OR ADDRESS FOR RENT PAYMENT:        RREEF America REIT Corp.J
                                                          Department 0243
                                                          Los Angeles, California 90084-0243

LEASE REFERENCE DATE:                                     August 24, 2004

TENANT:                                                   PATRICK INDUSTRIES, INC.,
                                                          an Indiana corporation

TENANT'S NOTICE ADDRESS:                                  1800 South 14th Street
                                                          Elkhart, Indiana 46516
                                                          Attention: Paul E. Hassler

PREMISES ADDRESS:                                         601 South 54th Avenue, Suite Number 104
                                                          Phoenix, Arizona 85043

PREMISES RENTABLE AREA:                                   Approximately 44,544 sq. ft. (for outline of Premises see Exhibit A)
                                                                                                                    ---------
USE:                                                      Lamination and distribution of vinyl and related building products and materials

COMMENCEMENT DATE:                                        September 1, 2004

TERM OF LEASE:                                            Approximately three (3) years, zero (0) months and zero (0) days beginning on the Commencement Date and ending on the Termination Date.

TERMINATION DATE:                                         August 31, 2007

ANNUAL RENT and MONTHLY INSTALLMENT OF

RENT(Article 3):

               Period                   Rentable Square        Monthly Rent           Monthly Installment of
                                            Footage          Per Square Foot                   Rent
From               through
9/1/2004           2/28/2006                44,544                $0.28                     $12,472.32
                                                                                            $13,363.20
3/1/2006          8/31/2007                 44,544                $0.30


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INITIAL ESTIMATED MONTHLY INSTALLMENT OF EXPENSES          $1,649.79
(Article 4):

INITIAL ESTIMATED MONTHLY NSTALLMENT                       $3,165.82
OF TAXES (Article 4):

TENANT'S PROPORTIONATE SHARE:                              32.58% (based on the ratio of 44,544 square feet
                                                           of Premises to 136,704 square feet of Building)

SECURITY DEPOSIT:                                          $13,363.20

ASSIGNMENT/SUBLETTING FEE                                  $500.00

REAL ESTATE BROKER DUE COMMISSION:                         RREEF Management Company; Grubb & Ellis

TENANT'S SIC CODE:                                         5271

AMORTIZATION RATE:                                         12%

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The Reference Pages information is incorporated into and made a part of the
Lease. In the event of any conflict between any Reference Pages information and the Lease, the Lease shall control. This Lease includes Exhibits A through D, all of which are made a part of this Lease.

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
LANDLORD:                                                TENANT:

RREEF AMERICA REIT CORP.J, a Maryland corporation        PATRICK INDUSTRIES, INC., an Indiana corporation
By: RREEF Management Company, a Delaware corporation     By:___________________________________
Its: Managing Agent                                      Paul E. Hassler
                                                         Its: President

By:______________________________
Karen Genet
Its: District Manager                                    Dated: August 25,  2004
Dated: August ______, 2004


                                      LEASE

     By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference Pages. The Premises are depicted on the floor plan attached hereto as Exhibit A, and the Building is depicted on the site plan attached hereto as Exhibit A-1. The Reference Pages, including all terms defined thereon, are incorporated as part of this Lease.

1. USE AND RESTRICTIONS ON USE.

     1.1 The Premises are to be used solely for the purposes set forth on the Reference Pages. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure, annoy, or disturb them, or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose, or commit any waste. Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in the Building or appurtenant land, caused or permitted by, or resulting from the specific use of the Premises by, Tenant, all at Tenant's sole expense. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof.

     1.2 Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees (collectively, the "Tenant Entities") to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively "Hazardous Materials") flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively "Environmental Laws"), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Materials. Notwithstanding the foregoing, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment. Tenant shall protect, defend, indemnify and hold each and all of the Landlord Entities (as defined in Article
30) harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials by Tenant or any Tenant Entity (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Section 1.2.

     1.3 Tenant and the Tenant Entities will be entitled to the non-exclusive use of the common areas of the Building as they exist from time to time during the Term, including the parking facilities, subject to Landlord's rules and regulations regarding such use. However, in no event will Tenant or the Tenant Entities park more vehicles in the parking facilities than Tenant's Proportionate Share of the total parking spaces available for common use. The foregoing shall not be deemed to provide Tenant with an exclusive right to any

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parking spaces or any guaranty of the availability of any particular parking spaces or any specific number of parking spaces.

2. TERM.

     2.1 The Term of this Lease shall begin on September 1, 2004 ("Commencement Date"), and shall terminate on the date of August 31, 2007, as shown on the Reference Pages ("Termination Date"), unless sooner terminated by the provisions of this Lease. Landlord shall tender possession of the Premises with all the work, if any, to be performed by Landlord pursuant to Exhibit B to this Lease substantially completed. Tenant shall deliver a punch list of items not completed within thirty (30) days after Landlord tenders possession of the Premises and Landlord agrees to proceed with due diligence to perform its obligations regarding such items.

     2.2 Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises on the Commencement Date for any reason, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be liable for any rent until the time when Landlord can, after notice to Tenant, deliver possession of the Premises to Tenant. No such failure to give possession on the Commencement Date shall affect the other obligations of Tenant under this Lease, except that if Landlord is unable to deliver possession of the Premises within one hundred twenty (120) days after the Commencement Date (other than as a result of strikes, shortages of materials, holdover tenancies or similar matters beyond the reasonable control of Landlord and Tenant is notified by Landlord in writing as to such delay), Tenant shall have the option to terminate this Lease unless said delay is as a result of: (a) Tenant's failure to agree to plans and specifications and/or construction cost estimates or bids;
(b) Tenant's request for materials, finishes or installations other than Landlord's standard except those, if any, that Landlord shall have expressly agreed to furnish without extension of time agreed by Landlord; (c) Tenant's change in any plans or specifications; or, (d) performance or completion by a party employed by Tenant (each of the foregoing, a "Tenant Delay"). If any delay is the result of a Tenant Delay, the Commencement Date and the payment of rent under this Lease shall be accelerated by the number of days of such Tenant Delay.

     2.3 In the event Landlord permits Tenant, or any agent, employee or contractor of Tenant, to enter, use or occupy the Premises prior to the Commencement Date, such entry, use or occupancy shall be subject to all the provisions of this Lease other than the payment of rent, including, without limitation, Tenant's compliance with the insurance requirements of Article 11. Said early possession shall not advance the Termination Date.

3. RENT.

     3.1 Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month during the Term, except that the first full month's rent shall be paid upon the execution of this Lease. Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Rent based upon the number of days in such month. Said rent shall be paid to Landlord, without deduction or offset and without notice or demand, at the Rent Payment Address, as set forth on the Reference Pages, or to such other person or at such other place as Landlord may from time to time designate in writing. If an Event of Default occurs, Landlord may require by notice to Tenant that all subsequent rent payments be made by an automatic payment from Tenant's bank account to Landlord's account, without cost to Landlord. Tenant must implement such automatic payment system prior to the next scheduled rent payment or within ten (10) days after Landlord's notice, whichever is later. Unless specified in this Lease to the contrary, all amounts

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and sums payable by Tenant to Landlord pursuant to this Lease shall be deemed additional rent.

     3.2 Tenant recognizes that late payment of any rent or other sum due under this Lease will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is not paid when due and payable pursuant to this Lease, a late charge shall be imposed in an amount equal to the greater of: (a) Fifty Dollars ($50.00), or (b) six percent (6%) of the unpaid rent or other payment. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant's obligation for each successive month until paid. The provisions of this Section 3.2 in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect Landlord's remedies pursuant to Article 19 of this Lease in the event said rent or other payment is unpaid after date due.

4. RENT ADJUSTMENTS.

     4.1 For the purpose of this Article 4, the following terms are defined as follows:

          4.1.1 Lease Year: Each fiscal year (as determined by Landlord from time to time) falling partly or wholly within the Term.

          4.1.2 Expenses: All costs of operation, maintenance, repair, replacement and management of the Building, as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; insurance charges of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof; utility costs, including, but not limited to, the cost of heat, light, power, steam, gas; waste disposal; the cost of janitorial services; the cost of security and alarm services (including any central station signaling system); costs of cleaning, repairing, replacing and maintaining the common areas, including parking and landscaping, window cleaning costs; labor costs; costs and expenses of managing the Building including management and/or administrative fees (not to exceed five percent [5%] of the gross revenues of the Building for the fiscal year); air conditioning maintenance costs; elevator maintenance fees and supplies; material costs; equipment costs including the cost of maintenance, repair and service agreements and rental and leasing costs; purchase costs of equipment; current rental and leasing costs of items which would be capital items if purchased; tool costs; licenses, permits and inspection fees; wages, salaries, employee benefits and payroll taxes for all on-site personnel rendering services to the Building and, on a pro rata basis, all off-site personnel rendering significant services for the Building (but specifically excluding all personnel operating at Landlord's administrative offices and performing solely administrative functions); accounting fees; any sales, use or service taxes incurred in connection therewith. In addition, Landlord shall be entitled to recover, as additional rent (which, along with any other capital expenditures constituting Expenses, Landlord may either include in Expenses or cause to be billed to Tenant along with Expenses and Taxes but as a separate item), Tenant's Proportionate Share of: (i) an allocable portion of the cost of capital improvement items which are reasonably calculated to reduce operating expenses; (ii) the cost of fire sprinklers and suppression systems and other life safety systems; and (iii) other capital expenses which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed; but the costs described in this sentence shall be amortized over the reasonable life of such expenditures in accordance with such reasonable life and amortization schedules as shall be determined by Landlord in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1%) in excess of the Wall Street Journal prime lending rate announced from time to time. Expenses shall not include depreciation or amortization of the Building or equipment in the Building except as provided herein, loan principal payments, costs of alterations of tenants' premises, leasing commissions, interest expenses on long-term borrowings or advertising costs. Expenses also shall not include any of the following:


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          (a) except as provided above, any capital expenditure to the extent not amortized over the reasonably anticipated useful life of the improvement, replacement, repair or equipment related to such expenditure;

          (b) interest, points and fees on debt or amortization on any mortgage or mortgages encumbering the Building;

          (c) any costs of improvements and alterations for Tenant or any other tenant or tenants or occupant or occupants of the Building;

          (d) any costs of services or other benefits which are not available to Tenant but which are available to any other tenant or tenants or occupant or occupants or other user or users of the Building;

          (e) any costs for which Landlord is reimbursed by any other tenants, occupants or users of the Building other than by payment of its pro rata share of Expenses by any such tenant, occupant or user of the Building;

          (f) any leasing commissions, attorneys' fees or any other expenses (including without limitation advertising and other promotional expenses) incurred in connection with leasing or subleasing space in the Building or enforcing any such leases or subleases or buying, selling or financing the Building;

          (g) any depreciation or amortization, other than as specifically enumerated above and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation and amortization would otherwise have been included in the charge for such third party's services and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life;

          (h) any fines, penalties or other costs incurred due to Landlord's or any other occupant's violation of any governmental regulations;

          (i) any expense representing an amount paid to a corporation or entity affiliated with Landlord that is in excess of the amount that would be paid in the absence of such affiliation;

          (j) Landlord's corporate overhead and general administration expenses;

          (k) costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for tenants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants of the Building;

          (l) any costs for which Tenant or any other tenants or occupants of the Building are charged directly (that is, other than as an Expense);

          (m) costs incurred by Landlord for the repair of damage to the Building caused by fire, other casualty or condemnation to the extent covered by insurance or condemnation proceeds;

          (n) any cost for which Landlord is reimbursed by insurance or otherwise compensated by persons or entities other than tenants of the Building; or

          (o) any costs incurred because Landlord violated the terms of any lease, sublease or other agreement.

          4.1.3 Taxes: Real estate taxes and any other taxes, charges and assessments which are levied with respect to the Building or the land appurtenant to the Building, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and said land, any payments to any ground lessor in reimbursement of tax payments made by such lessor; and all fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year. Taxes shall not include any corporate franchise, or estate, inheritance or net income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease or the Building or any taxes to be paid by Tenant pursuant to Article 28.

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     4.2 Tenant shall pay as additional rent for each Lease Year Tenant's
Proportionate Share of Expenses and Taxes incurred for such Lease Year.

     4.3 The annual determination of Expenses shall be made by Landlord and shall be binding upon Landlord and Tenant, subject to the provisions of this
Section 4.3. During the Term, Tenant may review, at Tenant's sole cost and expense, the books and records supporting such determination in an office of Landlord, or Landlord's agent, during normal business hours, upon giving Landlord five (5) days advance written notice within sixty (60) days after receipt of such determination, but in no event more often than once in any one
(1) year period, subject to execution of a confidentiality agreement acceptable to Landlord, and provided that if Tenant utilizes an independent accountant to perform such review it shall be one of national standing which is reasonably acceptable to Landlord, is not compensated on a contingency basis and is also subject to such confidentiality agreement. If Tenant fails to object to Landlord's determination of Expenses within ninety (90) days after receipt, or if any such objection fails to state with specificity the reason for the objection, Tenant shall be deemed to have approved such determination and shall have no further right to object to or contest such determination.

     4.4 Prior to the actual determination thereof for a Lease Year, Landlord may from time to time in good faith estimate Tenant's liability for Expenses and/or Taxes under Section 4.2, Article 6 and Article 28 for the Lease Year or portion thereof. Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Lease Year, additional rent in the amount of such estimate. Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.4 shall remain in effect until further written notification to Tenant pursuant hereto.

     4.5 When the above mentioned actual determination of Tenant's liability for Expenses and/or Taxes is made for any Lease Year, Landlord shall so notify Tenant in writing. Landlord agrees to use reasonable efforts to notify Tenant of such determination no later than October 31 of such fiscal year. and When Tenant is so notified in writing, then:

          4.5.1 If the total additional rent Tenant actually paid pursuant to
Section 4.3 on account of Expenses and/or Taxes for the Lease Year is less than Tenant's liability for Expenses and/or Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty (30) days of receipt of Landlord's bill therefor; and

          4.5.2 If the total additional rent Tenant actually paid pursuant to
Section 4.3 on account of Expenses and/or Taxes for the Lease Year is more than Tenant's liability for Expenses and/or Taxes, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this
Article 4, or, if the Lease has terminated or if such refund exceeds the aggregate payments to be due under this Article 4, refund the difference or such excess amount, as the case may be, in cash.

     4.6 If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant's liability for Expenses and Taxes for the Lease Year in which said Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

5. SECURITY DEPOSIT. Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord's damage in case of Tenant's default. If Tenant defaults with respect to any provision of this Lease, Landlord may use any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion is so used, Tenant shall within five
(5) days after written demand therefor, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Except to such extent, if any, as shall be required by law, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at such time after termination of this Lease when Landlord shall have determined that all of Tenant's obligations under this Lease have been fulfilled.

6. ALTERATIONS.

     6.1 Except for those, if any, specifically provided for in Exhibit B to this Lease, Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7, without the prior written consent of Landlord. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements. Landlord's consent shall not be unreasonably withheld with respect to alterations which (i) are not structural in nature,
(ii) are not visible from the exterior of the Building, (iii) do not affect or require modification of the Building's electrical, mechanical, plumbing, HVAC or other systems, and (iv) in aggregate do not cost more than $5.00 per rentable square foot of that portion of the Premises affected by the alterations in question.

     6.2 In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be made by using either Landlord's contractor or a contractor reasonably approved by Landlord, in either event at Tenant's sole cost and expense. If Tenant shall employ any contractor other than Landlord's contractor and such other contractor or any subcontractor of such other contractor shall employ any non-union labor or supplier, Tenant shall be responsible for and hold Landlord harmless from any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor unions concerning the wage, hours, terms or conditions of the employment of any such labor. In any event where Landlord's contractor is employed, Landlord may charge Tenant a construction management fee not to exceed five percent (5%) of the cost of such work to cover its overhead as it relates to such proposed work, plus third-party costs actually incurred by Landlord in connection with the proposed work and the design thereof, with all such amounts being due five (5) days after Landlord's demand.

     6.3 All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations, using Building standard materials where applicable, and Tenant shall, prior to construction, provide the additional insurance required under
Article 11 in such case, and also all such assurances to Landlord as Landlord shall reasonably require to assure payment of the costs thereof, including but not limited to, notices of non-responsibility, waivers of lien, surety company performance bonds and funded construction escrows and to protect Landlord and the Building and appurtenant land against any loss from any mechanic's, materialmen's or other liens. Tenant shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord's election said sums shall be paid in the same way as sums due under Article 4. In the event Tenant's financial ability is not in good faith considered satisfactory by Landlord, Landlord may, as a condition to its consent to any particular alterations or improvements, require Tenant to deposit with Landlord the amount reasonably estimated by Landlord as sufficient to cover the cost of removing such alterations or improvements and restoring the Premises, to the extent required under Section 26.2

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7 REPAIR.

     7.1 Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except as specified in Exhibit B if attached to this Lease and except that Landlord shall repair and maintain the structural portions of the roof (including roof replacement if necessary), foundation and walls of the Building. By taking possession of the Premises, Tenant accepts them as being in good order, condition and repair and in the condition in which Landlord is obligated to deliver them, except as set forth in the punch list to be delivered pursuant to Section 2.1. It is hereby understood and agreed that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth in this Lease. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time not to exceed thirty (30) days after written notice of the need of such repairs or maintenance is given to Landlord by Tenant (or such longer period of time as may be reasonably required to make any such repair or perform any such maintenance which, due to its nature, cannot reasonably be made or performed within thirty
(30) days). Notwithstanding anything to the contrary provided above, Landlord warrants the HVAC system serving the Premises for a period of twelve (12) months from the Commencement Date for major replacements (except to the extent caused by the acts or omissions of Tenant, its agents, employees or contractors, or Tenant's failure to keep in full force the required HVAC maintenance/service contract provided below). If Tenant has not notified Landlord in writing by the expiration of such twelve (12) month period of any alleged major replacements which Tenant claims to be necessary, Landlord shall have no further duty pursuant to this paragraph, except as may be otherwise specifically required by this Lease.

     7.2 Tenant shall at its own cost and expense keep and maintain all parts of the Premises and such portion of the Building and improvements as are within the exclusive control of Tenant in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original (including, but not limited to, repair and replacement of all fixtures installed by Tenant, water heaters serving the Premises, windows, glass and plate glass, doors, exterior stairs, skylights, any special office entries, interior walls and finish work, floors and floor coverings, heating and air conditioning systems serving the Premises, electrical systems and fixtures, sprinkler systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, and performance of regular removal of trash and debris). Tenant as part of its obligations hereunder shall keep the Premises in a clean and sanitary condition. Tenant will, as far as possible keep all such parts of the Premises from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way Tenant will yield up the Premises to Landlord in good condition and repair, loss by fire or other casualty excepted (but not excepting any damage to glass). Subject to the provisions of Article 12, Tenant shall, at its own cost and expense, repair any damage to the Premises or the Building resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, employees, contractors, invitees, or any other person entering upon the Premises as a result of Tenant's business activities or caused by Tenant's default hereunder.

     7.3 Except as provided in Article 22, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment in the Building. Except to the extent, if any, prohibited by law, Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

     7.4 Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord for servicing all heating and air conditioning systems and equipment serving the Premises (and a copy thereof shall be furnished to Landlord). The service contract must include all services suggested by the equipment manufacturer in the operation/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the Premises. Should Tenant fail to do so, Landlord may, upon notice to Tenant, enter into such a maintenance/ service contract on behalf of Tenant or perform the work and in either case, charge Tenant the cost thereof along with a reasonable amount for Landlord's overhead.

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     7.5 Landlord shall coordinate any repairs and other maintenance of any railroad tracks serving the Building and, if Tenant uses such rail tracks, Tenant shall reimburse Landlord or the railroad company from time to time upon demand, as additional rent, for its share of the costs of such repair and maintenance and for any other sums specified in any agreement to which Landlord or Tenant is a party respecting such tracks, such costs to be borne proportionately by all tenants in the Building using such rail tracks, based upon the actual number of rail cars shipped and received by such tenant during each calendar year during the Term.

8. LIENS. Tenant shall keep the Premises, the Building and appurtenant land and Tenant's leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant. In the event that Tenant fails, within fifteen (15) ten (10) days following the imposition of any such lien, to either cause the same to be released of record or provide Landlord with insurance against the same issued by a major title insurance company or such other protection against the same as Landlord shall accept (such failure to constitute an Event of Default), Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be payable to it by Tenant within five (5) days Landlord's demand .

9. ASSIGNMENT AND SUBLETTING.

     9.1 Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, and shall not make, suffer or permit such assignment, subleasing or occupancy without the prior written consent of Landlord, such consent not to be unreasonably withheld, and said restrictions shall be binding upon any and all assignees of this Lease and subtenants of the Premises. In the event Tenant desires to sublet, or permit such occupancy of, the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least sixty (60) days but no more than one hundred twenty (120) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial information of the proposed subtenant or assignee.

     9.2 Notwithstanding any assignment or subletting, permitted or otherwise, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent specified in this Lease and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an Event of Default, if the Premises or any part of them are then assigned or sublet, Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations under this Lease.

     9.3 In addition to Landlord's right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice given by Landlord to Tenant within thirty
(30) days following Landlord's receipt of Tenant's written notice as required above. However, if Tenant notifies Landlord, within five (5) days after receipt of Landlord's termination notice, that Tenant is rescinding its proposed assignment or sublease, the termination notice shall be void and this Lease shall continue in full force and effect. If this Lease shall be terminated with respect to the entire Premises pursuant to this Section, the Term of this Lease shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Term. If Landlord recaptures under this Section only a portion of the Premises, the rent to be paid from time to time during the unexpired Term shall abate proportionately based on the proportion by which the approximate square footage of the remaining portion of the Premises shall be less than that of the Premises as of the date immediately prior to such recapture. Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation which may be due and owing as a result of any proposed assignment or subletting, whether or not the Premises are recaptured pursuant to this Section 9.3 and rented by Landlord to the proposed tenant or any other tenant.

     9.4 In the event that Tenant sells, sublets, assigns or transfers this Lease, Tenant shall pay to Landlord as additional rent an amount equal to one hundred percent (100%) of any Increased Rent (as defined below), less the Costs Component (as defined below), when and as such Increased Rent is received by Tenant. As used in this Section, "Increased Rent" shall mean the excess of (i) all rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease, over (ii) the rent otherwise payable by Tenant under this Lease at such time. For purposes of the foregoing, any consideration received by Tenant in form other than cash shall be valued at its fair market value as determined by Landlord in good faith. The "Costs Component" is that amount which, if paid monthly, would fully amortize on a straight-line basis, over the entire period for which Tenant is to receive Increased Rent, the reasonable costs incurred by Tenant for leasing commissions and tenant improvements in connection with such sublease, assignment or other transfer.

     9.5 Notwithstanding any other provision hereof, it shall be considered reasonable for Landlord to withhold its consent to any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant's notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured default of Tenant or matter which will become a default of Tenant with passage of time unless cured, or if the proposed assignee or sublessee is an entity: (a) with which Landlord is already in negotiation; (b) is already an occupant of the Building unless Landlord is unable to provide the amount of space required by such occupant; (c) is a governmental agency; (d) is incompatible with the character of occupancy of the Building; (e) with which the payment for the sublease or assignment is determined in whole or in part based upon its net income or profits; or (f) would subject the Premises to a use which would: (i) involve increased personnel or wear upon the Building; (ii) violate any exclusive right granted to another tenant of the Building; (iii) require any addition to or modification of the Premises or the Building in order to comply with building code or other governmental requirements; or, (iv) involve a violation of Section 1.2. Tenant expressly agrees that for the purposes of any statutory or other requirement of reasonableness on the part of Landlord, Landlord's refusal to consent to any assignment or sublease for any of the reasons described in this Section 9.5, shall be conclusively deemed to be reasonable.

     9.6 Upon any request to assign or sublet, Tenant will pay to Landlord the Assignment/Subletting Fee plus, on demand, a sum equal to all of Landlord's costs, including reasonable attorney's fees, incurred in investigating and considering any proposed or purported assignment or pledge of this Lease or sublease of any of the Premises, regardless of whether Landlord shall consent to, refuse consent, or determine that Landlord's consent is not required for, such assignment, pledge or sublease. Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article 9 shall be void.

     9.7 If Tenant is a corporation, the capital stock of which is not publicly traded on a recognized national stock exchange, limited liability company, partnership or trust, any transfer or transfers of or change or changes within any twelve (12) month period in the number of the outstanding voting shares of the corporation or limited liability company, the general partnership interests in the partnership or the identity of the persons or entities controlling the activities of such partnership or trust resulting in the persons or entities owning or controlling a majority of such shares, partnership interests or activities of such partnership or trust at the beginning of such period no longer having such ownership or control shall be regarded as equivalent to an assignment of this Lease to the persons or entities acquiring such ownership or control and shall be subject to all the provisions of this Article 9 to the same extent and for all intents and purposes as though such an assignment.

10. INDEMNIFICATION. None of the Landlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from the gross negligence or willful misconduct of Landlord or its agents, employees or contractors. Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of (a) any damage to any property (including but not limited to property of any Landlord Entity) or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault, or omission by or of Tenant or any Tenant Entity to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises;
(c) Tenant's failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy; or (d) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease. Except for the negligence or willful misconduct of Tenant, its employees, agents, contractors, subtenants and assigns, or a breach of this Lease by Tenant or Tenant's employees, agents, contractors, subtenants and assigns, Landlord hereby indemnifies and agrees to hold Tenant harmless from and against any and all loss, claims, liability or costs (including court costs and attorneys' fees) incurred by reason of any damage to property or injury to any person arising from any negligence or willful misconduct of Landlord in connection with the common areas of the Building. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

11. INSURANCE.

     11.1 Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000 per occurrence and not less than $2,000,000 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) insurance protecting against liability under Worker's Compensation Laws with limits at least as required by statute; and (d) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant's alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured.

     11.2 The aforesaid policies shall (a) be provided at Tenant's expense; (b) name the Landlord Entities as additional insureds (General Liability) and loss payee (Property--Special Form); (c) be issued by an insurance company with a minimum Best's rating of "A:VII" during the Term; and (d) provide that said insurance shall not be canceled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; a certificate of Liability insurance on ACORD Form 25 and a certificate of Property insurance on ACORD Form 27 shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

     11.3 Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises ("Work") the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

     11.4 Landlord shall, at all times from and after the Commencement Date, as a component of Expenses, maintain in effect a policy or policies of insurance covering the Building, in an amount not less than eighty percent (80%) of full replacement cost (exclusive of the cost of excavations, foundations and footings) from time to time during the Term or the amount of such insurance Landlord's lender may require Landlord to maintain, whichever is the greater, providing protection against any peril generally included in the classification "Causes of Loss-Special Form" (including flood and earthquake damage coverage if so elected by Landlord), together with insurance against sprinkler damage, vandalism and malicious mischief and if deemed necessary by Landlord, the following endorsements: boiler and machinery, difference in conditions, business income and extra expense (with extended period of indemnity), service interruption, building ordinance or law and excess rental value. In addition, Landlord shall maintain, as a component of Expenses, commercial general liability insurance with a combined single limit of not less than One Million and No/100 Dollars ($1,000,000.00), per occurrence, insuring against any and all liability of Landlord with respect to the operation and use of the Building, and if deemed necessary by Landlord, fidelity and owned or rented automobile coverage. Landlord's obligation to carry the insurance required in this Section
11.4 may be brought within the coverage of any so-called blanket policy or policies of insurance carried and maintained by Landlord, provided that the coverage afforded will not be reduced or diminished by reason of the of such blanket policy of insurance.

12. WAIVER OF SUBROGATION. Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

13. SERVICES AND UTILITIES. Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services used on or from the Premises, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities. Tenant shall furnish all electric light bulbs, tubes and ballasts, battery packs for emergency lighting and fire extinguishers. If any such services are not separately metered to Tenant, Tenant shall pay such proportion of all charges jointly metered with other premises as determined by Landlord, in its sole discretion, to be reasonable. Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder. Tenant will not, without the written consent of Landlord, which consent shall not be unreasonably withheld, contract with a utility provider to service the Premises with any utility, including, but not limited to, telecommunications, electricity, water, sewer or gas, which is not previously providing such service to other tenants in the Building. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises. Notwithstanding the foregoing, in the event that essential utility services to the Premises are interrupted for a consecutive period of three (3) or more business days as a result of the negligence or willful misconduct of Landlord or its agents, and such interruption substantially interferes with Tenant's use of all or a substantial portion of the Premises for the conduct of its business, then, as its sole and exclusive remedy, Tenant's obligation to pay the Monthly Installment of Rent to Landlord under this Lease shall be abated or reduced from the date Tenant delivers written notice to Landlord of such circumstance (which shall be at least three
(3) business days after the commencement of such circumstance) until sufficient utility services are restored in the proportion that the floor area of the Premises that Tenant is prevented from using and does not use bears to the total floor area of the Premises.

14. HOLDING OVER. Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate ("Holdover Rate") which shall be Two Hundred Percent (200%) of the greater of (a) the amount of the Annual Rent for the last period prior to the date of such termination plus all Rent Adjustments under Article 4; and (b) the then market rental value of the Premises as determined by Landlord assuming a new lease of the Premises of the then usual duration and other terms, in either case, prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention. If Landlord gives notice to Tenant of Landlord's election to such effect, such holding over shall constitute renewal of this Lease for a period from month to month or one
(1) year, whichever shall be specified in such notice, in either case at the Holdover Rate, but if the Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of any sums due hereunder after such termination; and instead, a tenancy at sufferance at the Holdover Rate shall be deemed to have been created. In any event, no provision of this Article 14 shall be deemed to waive Landlord's right of reentry or any other right under this Lease or at law.

15. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord's interest or estate in the Building, or any ground or underlying lease; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver within ten
(10) days of Landlord's request such further instruments evidencing such subordination or superiority of this Lease as may be reasonably required by Landlord.

16. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit D to this Lease and all reasonable and non-discriminatory modifications of and additions to them from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations.

17. REENTRY BY LANDLORD.

     17.1 Landlord reserves and shall at all times have the right to re-enter the Premises to inspect the same, to show said Premises to prospective purchasers, mortgagees or tenants, and to alter, improve or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Building and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Landlord shall have the right at any time to change the arrangement and/or locations of entrances, or passageways, doors and doorways, and corridors, windows, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known. In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises, Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any action of Landlord authorized by this Article 17.

     17.2 Landlord shall have the right to use any and all means which Landlord may deem proper to open all doors in the Premises in an emergency to obtain entry to any portion of the Premises and the cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord within five
(5) days of Landlord's demand.

18. DEFAULT.

     18.1 Except as otherwise provided in Article 20, the following events shall be deemed to be Events of Default under this Lease:

          18.1.1 Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of five (5) days after written notice that such payment was not made when due, but if any such notice shall be given, for the twelve (12) month period commencing with the date of such notice, the failure to pay within five (5) days after due any additional sum of money becoming due to be paid to Landlord under this Lease during such period shall be an Event of Default, without notice.

          18.1.2 Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within twenty (20) days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant provided, however, that such failure shall not be an event of default if such failure could not reasonably be cured during such twenty (20) day period, Tenant has commenced the cure within such twenty (20) day period and thereafter is diligently pursuing such cure to completion, but the total aggregate cure period shall not exceed ninety (90) days.

          18.1.3 Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only.

          18.1.4 Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof.

          18.1.5 A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of entry thereof.

19. REMEDIES.

     19.1 Except as otherwise provided in Article 20, upon the occurrence of any of the Events of Default described or referred to in Article 18, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, concurrently or consecutively and not alternatively:

          19.1.1 Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating this Lease.

          19.1.2 Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of this Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove Tenant's signs and other evidence of tenancy and all other property of Tenant therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant waiving any right to claim damages for such re-entry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord under this Lease or by operation of law.

          19.1.3 Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent under this Lease, and other sums due and payable by Tenant on the date of termination, plus as liquidated damages and not as a penalty, an amount equal to the sum of: (a) an amount equal to the then present value of the rent reserved in this Lease for the residue of the stated Term of this Lease including any amounts treated as additional rent under this Lease and all other sums provided in this Lease to be paid by Tenant, minus the fair rental value of the Premises for such residue; (b) the value of the time and expense necessary to obtain a replacement tenant or tenants, and the estimated expenses described in Section 19.1.4 relating to recovery of the Premises, preparation for reletting and for reletting itself; and (c) the cost of performing any other covenants which would have otherwise been performed by Tenant.

          19.1.4 Upon any termination of Tenant's right to possession only without termination of this Lease:

               19.1.4.1 Neither such termination of Tenant's right to possession nor Landlord's taking and holding possession thereof as provided in Section
19.1.2 shall terminate this Lease or release Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent, under this Lease for the full Term, and if Landlord so elects Tenant shall continue to pay to Landlord the entire amount of the rent as and when it becomes due, including any amounts treated as additional rent under this Lease, for the remainder of the Term plus any other sums provided in this Lease to be paid by Tenant for the remainder of the Term.

               19.1.4.2 Landlord shall use commercially reasonable efforts to relet the Premises or portions thereof to the extent required by applicable law. Landlord and Tenant agree that nevertheless Landlord shall at most be required to use only the same efforts Landlord then uses to lease premises in the Building generally and that in any case that Landlord shall not be required to give any preference or priority to the showing or leasing of the Premises or portions thereof over any other space that Landlord may be leasing or have available and may place a suitable prospective tenant in any such other space regardless of when such other space becomes available and that Landlord shall have the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet only a portion of the Premises, or a portion of the Premises or the entire Premises as a part of a larger area, and the right to change the character or use of the Premises. In connection with or in preparation for any reletting, Landlord may, but shall not be required to, make repairs, alterations and additions in or to the Premises and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall pay the cost thereof, together with Landlord's expenses of reletting, including, without limitation, any commission incurred by Landlord, within five (5) days of Landlord's demand. Landlord shall not be required to observe any instruction given by Tenant about any reletting or accept any tenant offered by Tenant unless such offered tenant has a credit-worthiness acceptable to Landlord and leases the entire Premises upon terms and conditions including a rate of rent (after giving effect to all expenditures by Landlord for tenant improvements, broker's commissions and other leasing costs) all no less favorable to Landlord than as called for in this Lease, nor shall Landlord be required to make or permit any assignment or sublease for more than the current term or which Landlord would not be required to permit under the provisions of Article 9.

               19.1.4.3 Until such time as Landlord shall elect to terminate this Lease and shall thereupon be entitled to recover the amounts specified in such case in Section 19.1.3, Tenant shall pay to Landlord upon demand the full amount of all rent, including any amounts treated as additional rent under this Lease and other sums reserved in this Lease for the remaining Term, together with the costs of repairs, alterations, additions, redecorating and Landlord's expenses of reletting and the collection of the rent accruing therefrom

(including reasonable attorney's fees and broker's commissions), as the same shall then be due or become due from time to time, less only such consideration as Landlord may have received from any reletting of the Premises; and Tenant agrees that Landlord may file suits from time to time to recover any sums falling due under this Article 19 as they become due. Any proceeds of reletting by Landlord in excess of the amount then owed by Tenant to Landlord from time to time shall be credited against Tenant's future obligations under this Lease but shall not otherwise be refunded to Tenant or inure to Tenant's benefit.

     19.2 Upon the occurrence of an Event of Default, Landlord may (but shall not be obligated to) cure such default at Tenant's sole expense. Without limiting the generality of the foregoing, Landlord may, at Landlord's option, enter into and upon the Premises if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible under this Lease or to otherwise effect compliance with its obligations under this Lease and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant's business resulting therefrom and Tenant agrees to reimburse Landlord within five (5) days of Landlord's demand as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, plus interest from the date of expenditure by Landlord at the Wall Street Journal prime rate.

     19.3 Tenant understands and agrees that in entering into this Lease, Landlord is relying upon receipt of all the Annual and Monthly Installments of Rent to become due with respect to all the Premises originally leased hereunder over the full Initial Term of this Lease for amortization, including interest at the Amortization Rate. For purposes hereof, the "Concession Amount" shall be defined as the aggregate of all amounts forgone or expended by Landlord as free rent under this Lease, under Exhibit B hereof for construction allowances (excluding therefrom any amounts expended by Landlord for Landlord's Work, as defined in Exhibit B), and for brokers' commissions payable by reason of this Lease. Accordingly, Tenant agrees that if this Lease or Tenant's right to possession of the Premises leased hereunder shall be terminated as of any date ("Default Termination Date") prior to the expiration of the full Initial Term hereof by reason of a default of Tenant, there shall be due and owing to Landlord as of the day prior to the Default Termination Date, as rent in addition to all other amounts owed by Tenant as of such Date, the amount ("Unamortized Amount") of the Concession Amount determined as set forth below; provided, however, that in the event that such amounts are recovered by Landlord pursuant to any other provision of this Article 19, Landlord agrees that it shall not attempt to recover such amounts pursuant to this Paragraph 19.3. For the purposes hereof, the Unamortized Amount shall be determined in the same manner as the remaining principal balance of a mortgage with interest at the Amortization Rate payable in level payments over the same length of time as from the effectuation of the Concession concerned to the end of the full Initial Term of this Lease would be determined. The foregoing provisions shall also apply to and upon any reduction of space in the Premises, as though such reduction were a termination for Tenant's default, except that (i) the Unamortized Amount shall be reduced by any amounts paid by Tenant to Landlord to effectuate such reduction and (ii) the manner of application shall be that the Unamortized Amount shall first be determined as though for a full termination as of the Effective Date of the elimination of the portion, but then the amount so determined shall be multiplied by the fraction of which the numerator is the rentable square footage of the eliminated portion and the denominator is the rentable square footage of the Premises originally leased hereunder; and the amount thus obtained shall be the Unamortized Amount.

     19.4 If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney or collection agency concerning or to enforce or defend any of Landlord's rights or remedies arising under this Lease or to collect any sums due from Tenant, Tenant agrees to pay all reasonable costs and fees so incurred by Landlord, including, without limitation, reasonable attorneys' fees and costs. TENANT EXPRESSLY WAIVES ANY RIGHT TO: (A) TRIAL BY JURY; AND (B) SERVICE OF ANY NOTICE REQUIRED BY ANY PRESENT OR FUTURE LAW OR ORDINANCE APPLICABLE TO LANDLORDS OR TENANTS BUT NOT REQUIRED BY THE TERMS OF THIS LEASE (EXCLUDING SERVICE OF PROCESS AS REQUIRED BY 16 A.R.S. RULES OF CIVIL PROCEDURE, RULE 4).

     19.5 Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease.

     19.6 No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid, unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants contained in this Lease. Landlord's acceptance of the payment of rental or other payments after the occurrence of an Event of Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies provided in this Lease upon an Event of Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord's right to enforce any such remedies with respect to such Default or any subsequent Default.

     19.7 To secure the payment of all rentals and other sums of money becoming due from Tenant under this Lease, Landlord shall have and Tenant grants to Landlord a first lien upon the leasehold interest of Tenant under this Lease, which lien may be enforced in equity.

     19.8 Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and/or stored, as the case may be, by or at the direction of Landlord but at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

     19.9 If more than one (1) Event of Default occurs during the Term or any renewal thereof, Tenant's renewal options, expansion options, purchase options and rights of first offer and/or refusal, if any are provided for in this Lease, shall be null and void.

20. TENANT'S BANKRUPTCY OR INSOLVENCY.

     20.1 If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a "Debtor's Law"):

          20.1.1 Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant's assets (each a "Tenant's Representative") shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor's Law. Without limitation of the generality of the foregoing, any right of any Tenant's Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

               20.1.1.1 Such Debtor's Law shall provide to Tenant's Representative a right of assumption of this Lease which Tenant's Representative shall have timely exercised and Tenant's Representative shall have fully cured any default of Tenant under this Lease.

               20.1.1.2 Tenant's Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of: (a) three (3) months' rent and other monetary charges accruing under this Lease; and (b) any sum specified in
Article 5; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease. Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant's Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant's Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant's obligations under this Lease.

               20.1.1.3 The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

               20.1.1.4 Landlord shall have, or would have had absent the Debtor's Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

21. QUIET ENJOYMENT. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

22. CASUALTY.

     22.1 In the event the Premises or the Building are damaged by fire or other cause and in Landlord's reasonable estimation such damage can be materially restored within one hundred fifty (150) days, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage. Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time. Within forty-five (45) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlord's reasonable estimation of the length of time within which material restoration can be made, and Landlord's determination shall be binding on Tenant. For purposes of this Lease, the Building or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was being used immediately before such damage.

     22.2 If such repairs cannot, in Landlord's reasonable estimation, be made within one hundred fifty (150) days or in the event of substantial destruction of the Premises (i.e., a destruction to an extent of at least fifty percent [50%] of the then full replacement cost of the Premises as of the date of destruction) during the last two (2) years of the Term, Landlord and Tenant shall each have the option of giving the other, at any time within ninety (90) days after such damage, notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term. In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent hereunder shall be proportionately abated as provided in Section 22.1.

     22.3 Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises by, or belonging to, Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

     22.4 In the event that Landlord should fail to complete such repairs and material restoration within sixty (60) days after the date estimated by Landlord therefor as extended by this Section 22.4, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon this Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, government regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

     22.5 Notwithstanding anything to the contrary contained in this Article:
(a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 22 occur during the last twelve (12) months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant and if such damages shall render any material portion of the Premises untenantable Tenant shall have the right to terminate this Lease by notice to Landlord within fifteen (15) days after receipt of Landlord's notice; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

     22.6 In the event of any damage or destruction to the Building or Premises by any peril covered by the provisions of this Article 22, it shall be Tenant's responsibility to properly secure the Premises and upon notice from Landlord to remove forthwith, at its sole cost and expense, such portion of all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall request.

23. EMINENT DOMAIN. If all or any substantial part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease, except that Tenant may only terminate this Lease by reason of taking or appropriation, if such taking or appropriation shall be so substantial as to materially interfere with Tenant's use and occupancy of the Premises. If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances. In addition to the rights of Landlord above, if any substantial part of the

Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease. Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant's trade fixtures and moving expenses; Tenant shall make no claim for the value of any unexpired Term.

24. SALE BY LANDLORD. In event of a sale or conveyance by Landlord of the Building, provided that Landlord's successor in interest assumes, in writing, the liabilities, covenants and obligations of Landlord under this Lease, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Article 24, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord shall may transfer or deliver said security, as such, to Landlord's successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security.

25. ESTOPPEL CERTIFICATES. Within fifteen (15) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (e) such other matters as may be reasonably requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any mortgagee, beneficiary or purchaser, and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate. Tenant irrevocably agrees that if Tenant fails to execute and deliver such certificate within such fifteen (15) ten (10) day period Landlord or Landlord's beneficiary or agent may execute and deliver such certificate on Tenant's behalf, and that such certificate shall be fully binding on Tenant.

26. SURRENDER OF PREMISES.

     26.1 Tenant shall arrange to meet Landlord for two (2) joint inspections of the Premises, the first to occur at least thirty (30) days (but no more than sixty (60) days) before the last day of the Term, and the second to occur not later than forty-eight (48) hours after Tenant has vacated the Premises. In the event of Tenant's failure to arrange such joint inspections and/or participate in either such inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     26.2 All alterations, additions, and improvements in, on, or to the Premises made or installed by or for Tenant, including carpeting (collectively, "Alterations"), shall be and remain the property of Tenant during the Term. Upon the expiration or sooner termination of the Term, all Alterations shall become a part of the realty and shall belong to Landlord without compensation, and title shall pass to Landlord under this Lease as by a bill of sale. At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all Alterations by whomsoever made, in the same conditions received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty. Notwithstanding the foregoing, if Landlord elects by notice given to Tenant at least ten (10) days prior to expiration of the Term, Tenant shall, at Tenant's sole cost, remove any Alterations, including carpeting, so designated by Landlord's notice, and repair any damage caused by such removal. Tenant must, at Tenant's sole cost, remove upon termination of this Lease, any and all of Tenant's furniture, furnishings, movable partitions of less than full height from floor to ceiling and other trade fixtures and personal property (collectively, "Personalty"). Personalty not so removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale, but Tenant shall remain responsible for the cost of removal and disposal of such Personalty, as well as any damage caused by such removal. In lieu of requiring Tenant to remove Alterations and Personalty and repair the Premises as aforesaid, Landlord may, by written notice to Tenant delivered at least thirty
(30) days before the Termination Date, require Tenant to pay to Landlord, as additional rent hereunder, the cost of such removal and repair in an amount reasonably estimated by Landlord.

     26.3 All obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary to repair and restore the Premises as provided in this Lease and/or to discharge Tenant's obligation for unpaid amounts due or to become due to Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any otherwise unused Security Deposit shall be credited against the amount payable by Tenant under this Lease.

27. NOTICES. Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable national overnight delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Pages, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27, or if to Tenant at either its aforesaid address or its last known registered office or home of a general partner or individual owner, whether or not actually accepted or received by the addressee. Any such notice or document may also be personally delivered if a receipt is signed by and received from, the individual, if any, named in Tenant's Notice Address.

28. TAXES PAYABLE BY TENANT. In addition to rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties to this Lease: (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by the Tenant's gross receipts or payroll or the value of Tenant's equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises. In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

29. RESERVED


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30. DEFINED TERMS AND HEADINGS. The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. Any indemnification or insurance of Landlord shall apply to and inure to the benefit of all the following "Landlord Entities", being Landlord, Landlord's investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them. Any option granted to Landlord shall also include or be exercisable by Landlord's trustee, beneficiary, agents and employees, as the case may be. In any case where this Lease is signed by more than one person, the obligations under this Lease shall be joint and several. The terms "Tenant" and "Landlord" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof. The term "rentable area" shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications of the Building. Tenant hereby accepts and agrees to be bound by the figures for the rentable square footage of the Premises and Tenant's Proportionate Share shown on the Reference Pages; however, Landlord may adjust either or both figures if there is manifest error, addition or subtraction to the Building or any business park or complex of which the Building is a part, remeasurement or other circumstance reasonably justifying adjustment. The term "Building" refers to the structure in which the Premises are located and the common areas (parking lots, sidewalks, landscaping, etc.) appurtenant thereto. If the Building is part of a larger complex of structures, the term "Building" may include the entire complex, where appropriate (such as shared Expenses or Taxes) and subject to Landlord's reasonable discretion.

31. TENANT'S AUTHORITY. If Tenant signs as a corporation, partnership, trust or other legal entity each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Building is located, that the entity has full right and authority to enter into this Lease, and that all persons signing on behalf of the entity were authorized to do so by appropriate actions. If requested by Landlord, Tenant agrees to deliver to Landlord, simultaneously with the delivery of this Lease, a corporate resolution, proof of due authorization by partners, opinion of counsel or other appropriate documentation reasonably acceptable to Landlord evidencing the due authorization of Tenant to enter into this Lease.

32. CREDIT REPORTS. Tenant hereby authorizes Landlord to obtain one or more credit reports on Tenant at any time, and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report.

33. COMMISSIONS. Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Pages.

34. TIME AND APPLICABLE LAW. Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

35. SUCCESSORS AND ASSIGNS. Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

36. ENTIRE AGREEMENT. This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations. There have been no representations made by the Landlord or any of its representatives or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

37. EXAMINATION NOT OPTION. Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord any security deposit required by Article 5, the first month's rent as set forth in Article 3 and any sum owed pursuant to this Lease.

38. RECORDATION. Tenant shall not record or register this Lease or a short form memorandum hereof without the prior written consent of Landlord, and then shall pay all charges and taxes incident such recording or registration.

39. LIMITATION OF LANDLORD'S LIABILITY. Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord's interest in the Building. The obligations of Landlord under this Lease are not intended to be and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its or its investment manager's trustees, directors, officers, partners, beneficiaries, members, stockholders, employees, or agents, and in no case shall Landlord be liable to Tenant hereunder for any lost profits, damage to business, or any form of special, indirect or consequential damages.



LANDLORD:                                              TENANT:
RREEF AMERICA REIT CORP.J, a Maryland corporation      PATRICK INDUSTRIES, INC., an Indiana corporation
By: RREEF Management Company, a Delaware corporation   By:___________________________________
Its: Managing Agent                                    Paul E. Hassler
                                                       Its: President
By:______________________________
Karen Genet
Its: District Manager                                  Dated: August ______, 2004
Dated: August ______, 2004


                  EXHIBIT A - FLOOR PLAN DEPICTING THE PREMISES

                attached to and made a part of Lease bearing the
                Lease Reference Date of August 24, 2004, between
       RREEF AMERICA REIT CORP.J, a Maryland corporation, as Landlord, and
           PATRICK INDUSTRIES, INC., an Indiana corporation, as Tenant

Exhibit A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord's rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

                             EXHIBIT A-1 - SITE PLAN

                attached to and made a part of Lease bearing the
                Lease Reference Date of August 24, 2004, between
       RREEF AMERICA REIT CORP.J, a Maryland corporation, as Landlord, and
           PATRICK INDUSTRIES, INC., an Indiana corporation, as Tenant

Exhibit A-1 is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord's rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

                        EXHIBIT B -- INITIAL ALTERATIONS

                attached to and made a part of Lease bearing the
                Lease Reference Date of August 24, 2004, between
       RREEF AMERICA REIT CORP.J, a Maryland corporation, as Landlord, and
           PATRICK INDUSTRIES, INC., an Indiana corporation, as Tenant

     1. Landlord shall apply to Union Pacific for rail service to the Premises and shall pay the application fee in connection therewith, in the amount of Five Hundred Dollars ($500.00). Upon approval of the application by Union Pacific, Landlord and Tenant shall enter into a three-party agreement with Union Pacific for the rail service. Tenant shall be responsible for any and all costs in excess of the application fees in connection with obtaining the rail service, including, without limitation, any additional cost incurred to expedite the application if so requested by Tenant.

     2. Landlord shall, at Landlord's sole cost and expense, using Building standard materials and specifications, complete the following tenant improvements in connection with Tenant's initial occupancy of the Premises: (i) expand two (2) roll up doors (one on the east side and one on the west side of the warehouse) to approximately sixteen feet (16'); and (ii) install a grade level loading ramp on the west side of the Premises in the Dock High loading area.

     3. Except as provided in Paragraphs 1 and 2 above, Tenant acknowledges and agrees that the Premises are being leased to Tenant in an "AS IS" condition, without representation, warranty or covenant of or from Landlord and without any obligation of Landlord to construct or pay for any other tenant improvements of any kind or character whatsoever. Tenant acknowledges that Landlord has made no representations or warranties, express or implied, concerning the tenant improvements presently existing at, or the condition of, the Premises, and Tenant further acknowledges that it has had adequate opportunity to inspect and approve, and has adequately inspected and approved, the tenant improvements presently existing at, and the condition of, the Premises.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                    EXHIBIT C - COMMENCEMENT DATE MEMORANDUM

                attached to and made a part of Lease bearing the
                Lease Reference Date of August 24, 2004, between
       RREEF AMERICA REIT CORP.J, a Maryland corporation, as Landlord, and
           PATRICK INDUSTRIES, INC., an Indiana corporation, as Tenant

                              INTENTIONALLY OMITTED

                        EXHIBIT D - RULES AND REGULATIONS

                attached to and made a part of Lease bearing the
                Lease Reference Date of August 24, 2004, between
       RREEF AMERICA REIT CORP.J, a Maryland corporation, as Landlord, and
           PATRICK INDUSTRIES, INC., an Indiana corporation, as Tenant

     1. No sign, placard, picture, advertisement, name or notice (collectively referred to as "Signs") shall be installed or displayed on any part of the outside of the Building without the prior written consent of the Landlord which consent shall in Landlord's sole discretion. All approved Signs shall be printed, painted, affixed or inscribed at Tenant's expense by a person or vendor approved by Landlord and shall be removed by Tenant at Tenant's expense upon vacating the Premises. Landlord shall have the right to remove any Sign installed or displayed in violation of this rule at Tenant's expense and without notice.

     2. If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises or Building, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

     3. Tenant shall not alter any lock or other access device or install a new or additional lock or access device or bolt on any door of its Premises without the prior written consent of Landlord. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys or other means of access to all doors.

     4. If Tenant requires telephone, data, burglar alarm or similar service, the cost of purchasing, installing and maintaining such service shall be borne solely by Tenant. No boring or cutting for wires will be allowed without the prior written consent of Landlord. Landlord shall direct electricians as to where and how telephone, data, and electrical wires are to be introduced or installed. The location of burglar alarms, telephones, call boxes or other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

     5. Tenant shall not place a load upon any floor of its Premises, including mezzanine area, if any, which exceeds the load per square foot that such floor was designed to carry and that is allowed by law. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

     6. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building without Landlord's prior written consent which consent shall be in Landlord's sole discretion.

     7. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork, plaster or drywall (except for pictures and general office uses) or in any way deface the Premises or any part thereof. Tenant shall not affix any floor covering to the floor of the Premises or paint or seal any floors in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

     8. No cooking shall be done or permitted on the Premises, except that Underwriters' Laboratory approved microwave ovens or equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

     9. Tenant shall not use any hand trucks except those equipped with the rubber tires and side guards, and may use such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building. Forklifts which operate on asphalt areas shall only use tires that do not damage the asphalt.

     10. Tenant shall not use the name of the Building or any photograph or other likeness of the Building in connection with or in promoting or advertising Tenant's business except that Tenant may include the Building name in Tenant's address. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building.

     11. All trash and refuse shall be contained in suitable receptacles at locations approved by Landlord. Tenant shall not place in the trash receptacles any personal trash or material that cannot be disposed of in the ordinary and customary manner of removing such trash without violation of any law or ordinance governing such disposal.

     12. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governing authority.

     13. Tenant assumes all responsibility for securing and protecting its Premises and its contents including keeping doors locked and other means of entry to the Premises closed.

     14. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without Landlord's prior written consent.

     15. No person shall go on the roof without Landlord's permission.

     16. Tenant shall not permit any animals, other than seeing-eye dogs, to be brought or kept in or about the Premises or any common area of the property.

     17. Tenant shall not permit any motor vehicles to be washed or mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or parking lot.

     18. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building. Landlord may waive any one or more of these Rules and Regulations for the benefit of any tenant or tenants, and any such waiver by Landlord shall not be construed as a waiver of such Rules and Regulations for any or all tenants.

     19. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order in and about the Building. Tenant agrees to abide by all such rules and regulations herein stated and any additional rules and regulations which are adopted. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

     20. Any toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown into them. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

     21. Tenant shall not permit smoking or carrying of lighted cigarettes or cigars in areas reasonably designated by Landlord or any applicable governmental agencies as non-smoking areas.

     22. Reserved.

     23. Canvassing, soliciting, distribution of handbills or any other written material in the Building or Project Area is prohibited and each tenant shall cooperate to prevent the same. No tenant shall solicit business from other tenants or permit the sale of any goods or merchandise in the Building or Project Area without the written consent of Landlord.

     24. Any equipment belonging to Tenant which causes noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate the noise or vibration.

     25. Driveways, sidewalks, halls, passages, exits, entrances and stairways ("Access Areas") shall not be obstructed by tenants or used by tenants for any purpose other than for ingress to and egress from their respective premises. Access areas are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgement of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building or its tenants.

     26. Landlord reserves the right to designate the use of parking areas and spaces. Tenant shall not park in visitor, reserved, or unauthorized parking areas. Tenant and Tenant's guests shall park between designated parking lines only and shall not park motor vehicles in those areas designated by Landlord for loading and unloading. Vehicles in violation of the above shall be subject to being towed at the vehicle owner's expense. Vehicles parked overnight without prior written consent of the Landlord shall be deemed abandoned and shall be subject to being towed at vehicle owner's expense. Tenant will from time to time, upon the request of Landlord, supply Landlord with a list of license plate numbers of vehicles owned or operated by its employees or agents.

     27. No trucks, tractors or similar vehicles can be parked anywhere other than in Tenant's own truck dock area. Tractor-trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the parking areas or on streets adjacent thereto.

     28. During periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow and loading and unloading areas of other tenants. All products, materials or goods must be stored within the Tenant's Premises and not in any exterior areas, including, but not limited to, exterior dock platforms, against the exterior of the Building, parking areas and driveway areas. Tenant agrees to keep the exterior of the Premises clean and free of nails, wood, pallets, packing materials, barrels and any other debris produced from their operation.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                ADDENDUM TO LEASE


     This is an Addendum to the Lease between TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, for the benefit of its Separate Real Estate Account ("TIAA") (as "Landlord"), and PATRICK INDUSTRIES, INC., an Indiana corporation (as "Tenant"). The basic Lease was originally negotiated between RREEF America REIT CORP. J and Patrick Industries, Inc. The basic Lease has been executed by Tenant but not Landlord. The Premises was sold and title thereto conveyed to TIAA after execution by Tenant but prior to execution of the basic Lease by Landlord. The terms of this Addendum shall be incorporated by referenced and made a part of the Lease as a condition to TIAA executing the basic Lease. In the event that terms of this Addendum modify the basic Lease or are in conflict with the terms of the basic Lease, the terms of this Addendum shall amend, supercede and prevail over the terms of the basic Lease.

     Accordingly, the following provisions shall be incorporated into the basic
Lease:

     a. The name TIAA shall be deemed to replace the name RREEF America REIT CORP. J in each instance throughout the basic Lease. The term "Landlord" shall mean and refer to TIAA.

     b. With regard to Section 2 (captioned "Term") and Reference Pages of the basic Lease, the "Commencement Date" of the Lease shall be:

                          On or about December 1, 2004.

The "Termination Date" shall be:

               The date which is the last day of the thirty-sixth (36th) month after the Commencement Date; provided, however, that if the Commencement Date is a date other than the first day of a month, the Expiration Date shall be the last day of the month which is thirty-six (36) months after the month in which the Commencement Date falls, unless extended or earlier terminated pursuant to this Lease.

     c. With regard to the Reference Pages of the basic Lease, the Landlord's Address shall be:

               TIAA - CREF Mortgage & Real Estate Division
               730 3rd Avenue, 7th Floor
               New York, New York  10017
               Attention:  TIAA Real Estate Account

         and

               CB Richard Ellis, Inc.
               3200 East Camelback Road, #120
               Phoenix, Arizona  85018
               Attention:  Property Manager

     d. With regard to the Reference Pages of the basic Lease, the Wire Instructions and/or Address for Payment of Rent shall be:

               TIAA-CREF
               c/o CB Richard Ellis, Inc.
               P.O. Box 90325
               Chicago, Illinois  60696-0325

     e. With regard to the Reference Pages and Section 3 of the basic Lease, the Annual Rent and Monthly Installment of Rent shall be as follows:

                                    Rentable Square        Monthly Rent          Monthly Installment
         Period                             Footage       Per Square Foot                   of Rent

         Months 1 through 18              44,544                   $0.28                    $12,472.32

         Months 19 through 36             44,544                   $0.30                    $13,363.20


     f. Section 12 of the basic Lease captioned "Waiver of Subrogation" is amended to read as follows: Tenant agrees to waive its right of recovery, and to waive its right of subrogation against Landlord. Tenant, on its behalf and on behalf of its insurers, further waives its right of recovery for loss of its owned or leased property or property under its care, custody and control. Tenant's commercial, general liability insurance shall be primary with respect to any commercial, general liability insurance carried by Landlord.

     g. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal service evidenced by a signed receipt or sent by registered or certified mail, return receipt requested, addressed to Tenant at the Premises or to Landlord at:

               TIAA-CREF Mortgage and Real Estate Division
               730 3rd Avenue, 7th Floor
               New York, New York  10017
               Attention:  TIAA Real Estate Account

         and:

               CB Richard Ellis, Inc.
               3200 East Camelback Road, #120
               Phoenix, Arizona  85018
               Attention:  Biltmore Commerce Center
                                 Property Manager
or Landlord's then-current on-site property manager or at the address from time to time established by Landlord and which shall be effective upon proof of delivery. Either party may by notice to the other specify a different address for notice purposes except that, upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. A copy of all notices to be given to Landlord hereunder shall be concurrently transmitted by Tenant to such party hereafter designated by notice from Landlord to Tenant. Any notices sent by Landlord regarding or relating to eviction procedures, including without limitation three day notices, may be sent by regular mail. Until further written notice from Landlord, Landlord's address for remittance of rent shall be:

               TIAA
               c/o CB Richard Ellis, Inc.
               P.O. Box 90325
               Chicago, Illinois  60696-0325

With regard to the Reference Pages and Section 33 of the Lease, the Real Estate Brokerage Commission shall be paid to CB Richard Ellis, Inc. and Grubbe & Ellis.

     h. Section 31 of the basic Lease captioned "Tenant's Authority" shall be deleted in its entirety and the following shall be deemed inserted in its place:

31. Signing Authority. If Tenant is a corporation, partnership or limited liability company, each individual executing this Lease on behalf of said entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with: (i) if Tenant is a corporation, a duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation, (ii) if Tenant is a partnership, the terms of the partnership agreement, and (iii) if Tenant is a limited liability company, the terms of its operating agreement, and that this Lease is binding upon said entity in accordance with its terms. Concurrently with Tenant's execution of this Lease, Tenant shall provide to Landlord a copy of: (i) if Tenant is a corporation, such resolution of the Board of Directors or Bylaws authorizing the execution of this Lease on behalf of such corporation, which copy of resolution shall be duly certified by the secretary or an assistant secretary of the corporation to be a true copy of a resolution or Bylaws duly adopted by the Board of Directors of said corporation in a form reasonably acceptable to Landlord, (ii) if Tenant is a partnership, a copy of the provisions of the partnership agreement granting the requisite authority to each individual executing this Lease on behalf of said partnership, and (iii) if Tenant is a limited liability company, a copy of the provisions of its operating agreement granting the requisite authority to each individual executing this Lease on behalf of said limited liability company. In the event Tenant fails to comply with the requirements set forth in this Section g, then each individual executing this Lease shall be personally liable for all of Tenant's obligations in this Lease.

     i. Identification of Tenant.

          (i) If Tenant constitutes more than one person or entity, (A) each of them shall be jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions and provisions of this Lease to be kept, observed and performed by Tenant, (B) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally, and (C) the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification, of this Lease, shall be binding upon each and all of the persons or entities executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

          (ii) If Tenant is a partnership (or is comprised of two or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two or more persons, individually and as co-partners of a partnership) pursuant to Section j hereof (any such partnership and such persons hereinafter referred to in this Section h as "Partnership Tenant"), the following provisions of this Lease shall apply to such Partnership Tenant:

               (A) The liability of each of the parties comprising Partnership Tenant shall be joint and several.

               (B) Each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to the Landlord, and by notices, demands, requests or other communication which may hereafter be given, by the individual or individuals authorized to execute this Lease on behalf of Partnership Tenant under Section g above.

               (C) Any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties.

               (D) If Partnership Tenant admits new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

               (E) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and, upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this Lease on Partnership Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall terminate the provisions of clause (D) of this Section h or relieve any such new partner of its obligations thereunder).

     j. Tenant Representation. Tenant represents and warrants to Landlord that:
(i) Tenant does not directly or indirectly control Teachers Insurance and Annuity Association of America ("TIAA") or TIAA Realty, Inc. ("TIAA Realty") and is not directly or indirectly controlled by or under common control with TIAA or TIAA Realty; (ii) neither Tenant nor any principal of Tenant is an officer, director or employee of TIAA or TIAA Realty, or any subsidiary or affiliate thereof; and (iii) Tenant is not a partnership in which TIAA or TIAA Realty, or any subsidiary or affiliate thereof, is a ten percent (10%) or more (directly or indirectly in capital or profits) partner.

     k. Unrelated Business Income.

          (i) Landlord shall have the right at any time and from time to time to unilaterally amend the provisions of this Lease, if Landlord is advised by its counsel that all or any portion of the monies paid by Tenant to Landlord hereunder are, or may be deemed to be, unrelated business income within the meaning of the United States Internal Revenue Code or regulations issued thereunder, and Tenant agrees that it will execute all documents or instruments necessary to effect such amendment or amendments, provided that no such amendment shall result in Tenant having to pay in the aggregate more money on account of its occupancy of the Premises under the terms of this Lease, as so amended, and provided further than no such amendment shall result in Tenant receiving less services than it is presently entitled to receive under this Lease, or services of a lesser quality.

          (ii) Any services which Landlord is required to furnish pursuant to the provisions of this Lease may, at Landlord's option, be furnished from time to time, in whole or in part, by employees of Landlord or Property Manager or its employees or by one or more third persons hired by Landlord or the Property Manager. Tenant agrees that upon Landlord's written request it will enter into direct agreements with the Property Manager or other parties designated by Landlord for the furnishing of any such services required to be furnished by Landlord hereunder, in form and content approved by Landlord, provided however that no such contract shall result in Tenant having to pay in the aggregate more money on account of its occupancy of the Premises under the terms of this Lease, and provided further that no such contract shall result in Tenant receiving less services than it is presently entitled to receive under this Lease, or services of a lesser quality.

     l. Exculpatory Provisions. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of any Landlord while in form purporting to be the representations, warranties, covenants, undertakings and agreements of such Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings and agreements by such Landlord, or for the purpose or with the intention of binding such Landlord personally, but are made and intended for the purpose only of subjecting such Landlord's interest in the Premises and the Project to the terms of this Lease and for no other purpose whatsoever, and in case of default hereunder by such Landlord (or default through, under or by any of the representatives, servants, employees or representatives of such Landlord), Tenant shall look solely to the interests of such Landlord in the Premises and the Project; that no Landlord shall have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained; that no personal liability or personal responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against, Landlord, or Landlord's Property Manager, employees or representatives, on account of this Lease or on account of any representation, warranty, covenant, undertaking or agreement of Landlord in this Lease contained, either express or implied. All such personal liability, if any, is hereby expressly waived and released by Tenant and by all persons claiming by, through or under Tenant.

     Tenant further acknowledges and agrees that the Project is an asset held in Landlord's separate Real Estate Account (the "Separate Account") and that the assets and liabilities of the Separate Account are segregated from the assets and liabilities of Landlord's general account and all other separate accounts of Landlord (existing either now or in the future) other than the Separate Account. Without limiting the generality of the preceding provisions of this Section k, Tenant agrees that the assets of Landlord's general account and the assets of any separate account of Landlord other than the Separate Account (and then only to the extent of Landlord's interest in the Project as described above) will not be charged with any liabilities arising under the terms of this Lease and will not be available in order to satisfy Landlord's obligations hereunder.

     m. Railroad Track and Service. Tenant has been advised and understands that there is no railroad service available to the Premises. In the event that Union Pacific Railroad Company should make service available to the Premises that Landlord will, upon Tenant's request and at Tenant's sole cost and expense, cooperate and use reasonable efforts to enter into an Industry Track Contract Articles of Agreement (which includes Exhibits "B" and "C" thereto) and Use Agreement substantially in the forms attached hereto and referenced as Exhibits "E" and "F" to the Lease in connection with the railroad tracks on and service to the Premises. Tenant shall execute the Use Agreement. In the event such Agreements are entered into, Tenant shall timely and diligently perform all of the duties and obligations of Industry under the Industry Track Contract Articles of Agreement as though Tenant was a direct party to such Agreement, and timely and diligently perform its duties and obligations under the Use Agreement. Tenant shall pay all costs and expenses required of Industry under such Agreements or otherwise related to the maintenance, operation or use of the railroad track. Tenant shall indemnify, defend and hold Landlord harmless from all expenses, damage, loss, injury or any other liability arising out of or related to the Industry Tract Contract Articles of Agreement, Use Agreement or the maintenance, operation or use of the railroad track or railroad service. In addition to the insurance required under the Lease Tenant shall satisfy all requirements for insurance coverage under the Industry Track Contract Articles of Agreement, Use Agreement and provide that Landlord shall be an additional insured under such policy(ies) of insurance. A breach or default by Tenant under the Industry Track Contract Articles of Agreement or Use Agreement shall be an Event of Default under the Lease.

     n. Truck Storage. Tenant shall not park trucks or other vehicles (excluding forklifts, "cherry pickers" and loading equipment) in the building on the Premises if it is prohibited under any law, ordinance, regulation or Landlord's insurance policy or causes increases the premium charged for any of Landlord's insurance policies.

     o. Exhibit "B" captioned Initial Alterations shall include the following additional provisions:

          (i) The Freeport Center Proposal from Doerr Design Associates dated September 8, 2004 is hereby incorporated by reference (Exhibit B-1). Landlord and Tenant shall approve final plans and/or working drawings, specifications and cost bids. Neither Landlord or Tenant shall unreasonably withhold or delay such approvals.

          (ii) Section 2 of Exhibit "B" is hereby modified to limit the amount Landlord shall be obligated to pay toward the construction of the tenant improvements to seventy-five thousand dollars ($75,000.00) referenced to herein as the "Improvement Allowance". Tenant shall approve in advance and in writing all changes or expenditures for tenant improvements exceeding the Improvement Allowance. Tenant shall pay all costs for tenant improvements in excess of the Improvement Allowance as additional rent within ten (10) days after Tenant's receipt of an invoice therefore.

          (iii) Landlord hereby assigns to Tenant all warranties and guaranties by the contractor who constructs the tenant improvements or manufacturer of devises, components or materials incorporated into the tenant improvements and Tenant hereby waives all claims against Landlord relating to or arising out of the construction of the tenant improvements.

          (iv) Contractor shall be retained by Landlord to construct the tenant improvements in accordance with the attached proposal and approved plans.

          (v) Tenant shall cooperate with Landlord and the Contractor in connection with the design and construction of tenant improvements.

          (vi) Tenant acknowledges the "concerns and challenges" outlined on Exhibit B-1 and that alterations in the tenant improvements may be required to resolve or comply with government laws, ordinances and regulations and that resolution to compliance may result in delays in Substantial Completion and increase costs of the tenant improvements.

          (vii) Substantial Completion. For purposes of this Lease, "SUBSTANTIAL COMPLETION" of the tenant improvements in the Premises shall occur upon the completion of construction of the tenant improvements in the Premises pursuant to the approved plans, with the exception of any punch list items, as determined by Landlord, in Landlord's reasonable discretion.

               (a) Delay of the Substantial Completion of the Premises. Except as provided in this Section vii(a), the Commencement Date shall occur as set forth in the Lease. If there shall be a delay or there are delays in the

Substantial Completion of the Improvements in the Premises as a result of the following (collectively, "TENANT DELAYS"):

                    (1) Tenant's failure to timely approve any matter requiring Tenant's approval;

                    (2) A breach by Tenant of the Lease;

                    (3) Tenant's request for changes in the approved plans or working drawings;

                    (4) Changes in any of the approved plans, working drawings because the same do not comply with applicable laws;

                    (5) Necessary materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the tenant improvements;

                    (6) Delays attributed to the presence of Tenant, Tenant's agents, contractors, employees or Tenant's personal property in the Premises;

                    (7) Changes to the base, shell and core work of the project required by the approved plans or any changes thereto;

                    (8) Any other acts or omissions of Tenant, or its agents, or employees; then, notwithstanding anything to the contrary set forth in the Lease and regardless of the actual date of the Substantial Completion of the tenant improvements in the Premises, the date of Substantial Completion thereof shall be deemed to be the date that Substantial Completion would have occurred if no Tenant Delay or Delays, as set forth above, had occurred;

          (viii) Tenant's Representative. Tenant has designated _____________ as its sole representative with respect to the matters relating to construction of tenant improvements, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant relating to construction of tenant improvements.

          (ix) Initial Alterations and Improvements. Tenant understands that the Initial Alterations and Improvements will be constructed during Tenant's occupancy of the Premises and shall not delay the Commencement Date or date upon which payment of Rent shall commence. Landlord shall not be liable for any interference with Tenant's business or loss or damage to Tenant's property caused by or arising out of the construction of the Initial Alterations and Improvements.

          (x) Paragraph 1 of Exhibit "B" relating to the railroad service shall be deleted and Exhibit B-1 is added as attached.

                              "LANDLORD"

                              TEACHERS INSURANCE AND ANNUITY
                              ASSOCIATION OF AMERICA, for the benefit of its Separate Real Estate Account


                              By:     /S/Laura M. Hill
                                    --------------------------------------------
                                      Laura M. Hill, Associate Director
                                    [Printed Name and Title]



                              "TENANT"

                              PATRICK INDUSTRIES, INC., an Indiana corporation


                              By:     /S/Andy L. Nemeth
                                    --------------------------------------------
                                      Andy L. Nemeth, Executive VP-Finance
                                    [Printed Name and Title]